UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 28, 2025

BM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 King of Prussia Road, Suite 650, Wayne, PA 19087
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 327-9515

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BMTX	NYSE American LLC
Warrants to purchase Common Stock	BMTX.W	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On January 31, 2025 (the “Closing Date”), First Carolina Bank, a North Carolina state-chartered bank (“Parent”), completed the previously announced acquisition of BM Technologies, Inc., a Delaware corporation (the “Company”) pursuant to the Agreement and Plan of Merger, dated as of October 24, 2024 (the “Merger Agreement”), by and among the Company, Parent, and Double Eagle Acquisition Corp, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

The Merger Agreement and the transactions contemplated thereby, including the Merger, were previously described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 3, 2024 (the “Proxy Statement”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at 11:59 p.m., Eastern Time, on January 31, 2025 (the “Effective Time”), each share of common stock, par value $0.0001 per share (“Common Stock”), of the Company (collectively, the “Shares”) issued and outstanding immediately prior to the Effective Time (other than Shares (i) held by the Company as treasury shares, (ii) held by Parent, Merger Sub or any wholly owned subsidiary of Parent or of the Company (in each case other than shares held in any employee plans or related trust accounts), or (iii) held by any person who properly exercises appraisal rights under Delaware law) was converted into the right to receive an amount in cash equal to $5.00 per share, without interest (the “Merger Consideration”), subject to any withholding of taxes required by applicable law.

In addition, pursuant to the Merger Agreement, at the Effective Time, each Eligible Company Stock Award (as defined in the Merger Agreement) that was outstanding immediately prior to the Effective Time, whether or not vested, was automatically canceled and converted into the right to receive an amount in cash equal to the product of (i) the Merger Consideration multiplied by (ii) the total number of Shares subject to such Eligible Company Stock Award.

Pursuant to the Warrant Agreement, dated as of August 23, 2018 (the “Warrant Agreement”), between the Company and Broadridge Corporate Issuer Solutions, LLC (“Broadridge”), as successor warrant agent to Continental Stock Transfer & Trust Company (“CST”), at the Effective Time, each warrant to purchase shares of Common Stock that was outstanding and unexercised immediately prior to the Effective Time (each, a “Company Warrant”), in accordance with its terms, ceased to represent a warrant exercisable for Common Stock and became exercisable for the Merger Consideration that the holder would have been entitled to receive if the Company Warrant had been exercised immediately prior to the Effective Time (constituting the Alternative Issuance under the terms of the Warrant Agreement). In addition, the exercise price of the Company Warrants became subject to adjustment under certain circumstances described in the Warrant Agreement.

The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement and the Warrant Agreement, which the Company has previously filed with the SEC and are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Information set forth in the Introductory Note and Items 2.01 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company notified NYSE American LLC (“NYSE”) of the consummation of the Merger and requested that NYSE file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the Shares and the Company Warrants under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Shares and the Company Warrants and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Common Stock and the Company Warrants on NYSE was halted prior to the opening of trading on February 3, 2025, the first trading day after the Effective Time.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each Share that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted automatically, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such Shares ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

On January 28, 2025, the Company entered into amendments to the Warrant Agreement which, among other things, (i) provide for the delivery of the Alternative Issuance and (ii) effect the resignation of CST as warrant agent and the appointment of Broadridge as warrant agent.

Item 5.01 Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly owned subsidiary of Parent. Parent funded the acquisition with cash on hand.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In connection with the Merger, as of the Effective Time, (i) Luvleen Sidhu, John Dolan, Mike Gill, Brent Hurley, Michael Pavone, Aaron Hodari, and Marcy Schwab each resigned from the board of directors of the Company and from any and all committees thereof on which they served and ceased to be directors of the Company, and (ii) Luvleen Sidhu, Ajay Asija, and Warren Taylor each resigned as officers of the Company and ceased to be officers of the Company. In addition, as of the Effective Time, James Donahue resigned his prior positions at the Company and was appointed President and Chief Digital Officer of the Company. Each of the directors and officers of Merger Sub immediately prior to the Effective Time became directors and officers of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of October 24, 2024, by and among BM Technologies, Inc., First Carolina Bank and Double Eagle Acquisition Corp, Inc. (incorporated herein by reference to Exhibit 2.1 to BM Technologies, Inc.’s Current Report on Form 8-K filed with the SEC on October 25, 2024)*

3.1	Amended and Restated Certificate of Incorporation of BM Technologies, Inc.

3.2	Amended and Restated Bylaws of BM Technologies, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	All schedules to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BM TECHNOLOGIES, INC.

	By:	/s/ Danialle Evans
		Name:	Danialle Evans
		Title:	Chief Financial Officer & Treasurer

Date: February 3, 2025

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